INSTRUCTIONS FOR COMPLETING THE APPLICATION FOR GUARANTEED INSURANCE
                       WHEN USED TO APPLY FOR IL COLI 04.


APPLICATION FORM # AXA301-01 (OR STATE VARIATION)


INSTRUCTIONS: TO BE USED FOR ONE OWNER-MULTIPLE INSUREDS.


NOTE: Prior to completing and submitting this application a Guaranteed Issue Checklist must be completed, submitted to H.O. for approval. After a Guaranteed Issue Agreement Letter is sent by the H.O., the financial professional may begin to take applications. See FPI No. 01-186 for complete instructions.

This application consists of three parts. Each form must be completed and submitted. Please print all answers in ink. If you need additional copies of the Census Form or Consent to Insurance Form please photocopy.

i.   Application for Guaranteed Issue Life Insurance;
ii.  Consent to insurance Application Supplement;
iii. Census Form.


SPECIFIC INSTRUCTIONS FOR IL COLI 04

o Page 1 -- Complete section 4.b. Life Insurance Qualification Test -- the default will be the Cash Value Accumulation Test if no election is specified.

o Page 2 -- Section 8. Special Instructions -- designate if this COLI sale will qualify as Small Case or Large Case. Large case requirement is $5 million of annualized Planned Periodic Premium.

o Page 2 -- Section 8. Special Instructions -- designate if this COLI sale will use a 2 year or 4 year commission chargeback structure. The default will be the 4 year chargeback.

               APPLICATION FOR GUARANTEED ISSUE LIFE INSURANCE TO:
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
               which is hereinafter referred to as "the Company."

Instructions: To be used for ONE OWNER-MULTIPLE INSUREDS. This application consists of three sections.
i. Application for Guaranteed Issue Life Insurance. ii. Consent to Insurance Application Supplement. iii. Census Form. Each form must be completed and submitted. Please print all answers in ink. If you need additional copies of the Census Form or Consent to Insurance Form please photocopy.
--------------------------------------------------------------------------------

1. OWNER & BENEFICARY DESIGNATION (if same as Owner)

_______________________________________________________________________________
Name (Give name and title of company authorized representatives, if applicable.)

_______________________________________________________________________________
Mailing/Billing Address

_______________________________________________________________________________
City                            State                             Zip Code

_______________________________________________________________________________
Business Address

_______________________________________________________________________________
City                            State                             Zip Code

(______) _______________________     (______) _______________________
Phone Number                         Fax Number

_________________________
Taxpayer ID Number


2. BENEFICIARY (if other than Owner)

_______________________________________________________________________________
Name                                       Relationship to Proposed Insured


3. PROPOSED INSUREDS & AMOUNT OF INSURANCE

   See Census Form(s) attached


4. PLAN DESCRIPTION

   a. Plan ___________________________________________________
   b. Life Insurance Qualification Test: (For IL COLI '04 only)
      [ ]  Guideline Premium Test
      [ ]  Cash Value Accumulation Test
   c. Dividend Election ____________________________
   d. Optional Benefits: ___________________________
   e. [ ]  Unisex
   f. Requested Register Date ___/___/___


5. PREMIUM PAYMENT MODE (Check type and frequency)
   [ ]  Statement Billing:
   [ ]  Annual  [ ]  Semi-Annual  [ ]  Quarterly  [ ]  Monthly
   [ ]  Individual Billing:
   [ ]  Annual  [ ]  Semi-Annual  [ ]  Quarterly


6. FOR VARIABLE LIFE INSURANCE ONLY*
   A. INITIAL ALLOCATIONS TO INVESTMENT OPTIONS

                                                 (Whole Percentages Only)
                                               For Premiums   For Deductions
  Guaranteed Interest Account                            %                %
  AXA Premier VIP Core Bond                              %                %
  AXA Premier VIP Health Care                            %                %
  AXA Premier VIP High Yield                             %                %
  AXA Premier VIP Small/Mid Cap Value                    %                %
  EQ/Alliance Common Stock                               %                %
  EQ/Alliance Growth and Income                          %                %
  EQ/Alliance Intermediate Gov't Securities              %                %
  EQ/Alliance International                              %                %
  EQ/Alliance Premier Growth                             %                %
  EQ/Alliance Quality Bond                               %                %
  EQ/Alliance Small Cap Growth                           %                %
  EQ/Alliance Technology                                 %                %
  EQ/Bernstein Diversified Value                         %                %
  EQ/Capital Guardian Research                           %                %
  EQ/Capital Guardian U.S. Equity                        %                %
  EQ/Emerging Mkts Equity                                %                %
  EQ/Equity 500 Index                                    %                %
  EQ/Evergreen Omega                                     %                %
  EQ/FI Mid Cap                                          %                %
  EQ/FI Small/Mid Cap Value                              %                %
  EQ/Janus Large Cap Growth                              %                %
  EQ/Marsico Focus                                       %                %
  EQ/Mercury Basic Value Equity                          %                %
  EQ/MFS Emerging Growth Companies                       %                %
  EQ/MFS Investors Trust                                 %                %
  EQ/Money Market                                        %                %
  EQ/Putnam Growth & Income Value                        %                %
  EQ/Putnam International Equity                         %                %
  Fidelity VIP Contrafund                                %                %
  Fidelity VIP Equity-Income                             %                %
  Fidelity VIP Mid Cap                                   %                %
  Fidelity VIP Growth & Income                           %                %
  Fidelity VIP Asset Manager: Growth                     %                %
  Fidelity VIP Investment Grade Bond                     %                %
  Fidelity VIP Value                                     %                %
  Fidelity VIP Value Strategies                          %                %
  Fidelity VIP High Income                               %                %
  PEA Renaissance                                        %                %
  U.S. Real Estate                                       %                %
  TOTAL                                               100%             100%

Consult prospectus for investment option information including initial allocation date.

* Your Policy Account will be allocated according to these percentages on the first business day 20 days after the date of issue of your policy. Before that time, all Policy Account allocations (except to Guaranteed Interest) will be to the Money Market Division. Consult the prospectus for investment option information.


AXA301-01       CAT. #133024      ILCOLI                 X00617_core (01/04) 1

 B.  SUITABILITY AND VLI DISCLOSURE
     I. Have you, the Proposed Insured or the Owner, if other than the Proposed Insured, received:

        (1) a prospectus for policy(ies) applied for?............[ ] Yes  [ ] No
            Date of prospectus ___ /___ /___ ; Date of any supplement(s) ___ /___ /___ ; ___ /___ /___ ; ___ /___ /___ .

        (2) a prospectus for the designated investment
            company(ies)?........................................[ ] Yes  [ ] No
            Date of prospectus ___ /___ /___ . Date of any supplement(s) ___ /___ /___ ; ___ /___ /___ ; ___ /___ /___ .

        (3) any other prospectus not included above?.............[ ] Yes  [ ] No
            Date of prospectus ___ /___ /___ . Date of any supplement(s) ___ /___ /___ ; ___ /___ /___ ; ___ /___ /___ .
            Date of prospectus ___ /___ /___ . Date of any supplement(s) ___ /___ /___ ; ___ /___ /___ ; ___ /___ /___ .
            Date of prospectus ___ /___ /___ . Date of any supplement(s) ___ /___ /___ ; ___ /___ /___ ; ___ /___ /___ .
            Date of prospectus ___ /___ /___ . Date of any supplement(s) ___ /___ /___ ; ___ /___ /___ ; ___ /___ /___ .
            Date of prospectus ___ /___ /___ . Date of any supplement(s) ___ /___ /___ ; ___ /___ /___ ; ___ /___ /___ .
            Date of prospectus ___ /___ /___ . Date of any supplement(s) ___ /___ /___ ; ___ /___ /___ ; ___ /___ /___ .

     II. Do you understand that (i) policy values reflect certain deductions and charges and may increase or decrease depending on credited interest for Guaranteed Interest Account and/or the investment experience of Separate Account Funds and (ii) the cash value may be subject to a surrender charge, if any, upon policy surrender, lapse or face amount reduction?............................[ ] Yes  [ ] No

     III. With this in mind, is (are) the policy(ies) in accord with your insurance and long-term investment objectives and anticipated financial needs?.....................................[ ] Yes  [ ] No

7. REPLACEMENT

Will any existing life insurance or annuity contract be replaced or changed (or has it been) assuming the insurance applied for will be issued?...[ ] Yes [ ] No

(If "Yes" state name of Company, Policy and Face Amount in Special Instructions below and indicate which Proposed Insured's coverage is being replaced.)


8. SPECIAL INSTRUCTIONS

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

9. TAXPAYER I.D. NUMBER CERTIFICATION

I, the proposed policyowner, by my signature below, certify under penalties of perjury that (i) the number shown in question 1 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (ii) I am not subject to backup withholding because (a) [ ] I am exempt from backup withholding, or (b) [ ] I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) [ ] the IRS has notified me that I am no longer subject to backup withholding, and (iii) [ ] I am a U.S. person (Person includes U.S. Corporation, Partnership, or Trust established under the laws of a State of the United States).

CERTIFICATION INSTRUCTIONS. You must cross out item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

--------------------------------------------------------------------------------
 SIGN  |   SIGNATURE OF U.S. PERSON/
 HERE  |   AUTHORIZED REPRESENTATIVE -> POLICYOWNER              DATE ->
--------------------------------------------------------------------------------

AXA301-01                                                X00617_core (01/04) 2

AGREEMENT. Each signer of this application agrees that:

(1). The statements and answers in all parts of this application are true and complete to the best of my (our) knowledge and belief. Equitable may rely on them in acting on this application.

(2). No insurance shall take effect on this application: (a) until a policy is delivered and the full initial premium for it is paid, or an approved payment authorization is signed, while the person(s) proposed for insurance is (are) living; (b) before any Register Date specified in this application; and (c) unless to the best of my (our) knowledge and belief the statements and answers in all parts of this application continue to be true and complete, without material change, as of the time such premium is paid or an approved payment authorization is signed.

(3). No financial professional or medical examiner has authority to modify this Agreement, nor to waive any of Equitable's rights or requirements. Equitable shall not be bound by any information unless it is stated in this Application.

 For VLI: Illustrations of benefits, including death benefits, policy values and cash surrender values, are available on request.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.





_____________________________X__________________________________________________
Dated at City, State          Signature of Owner(s) or Authorized Representative




_____________________________X__________________________________________________
Date                          Signature of Financial Professional


AXA301-01                                                X00617_core (01/04) 3

                              CONSENT TO INSURANCE

Proposed Insured to Complete
 CONSENT TO INSURANCE TO:
 THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES which will sometimes hereinafter be referred to as "the Company."

 I, _____________________________________  consent to the Company issuing a life
             Name of Proposed Insured
 insurance policy on my life for the initial face amount of $___________________
                                                               (Insert Amount)
 which will be owned by _____________________.  I understand that the Owner will
                            Name of Owner
 designate the beneficiary and I have no right to name or change a beneficiary.

 Business Address ______________________________________________________________
                     Number               Street                      Floor

                  ______________________________________________________________
                      City                 State                      Zip Code

 U.S. Citizen?    [ ] Yes  [ ] No   If No, Country _____________________________
 U.S. Visa #____________________________

 U.S. Driver's License # _____________________________  and
 State of Issue _____________________________

 Passport #_____________________________ (required for non-U.S. citizens or if U.S. Driver's License is not available)

 Are you, the Proposed Insured, either: (1) A senior military, governmental, or political official in a non-U.S. country, or (2) Closely associated with or an immediate family member of such official? [ ] Yes [ ] No If Yes, identify the name of the official, office held and country.

 _______________________________________________________________________________

 _______________________________________________________________________________



UNDERWRITING QUESTIONS

 1.  During the previous 3 months has the Proposed Insured engaged in active full-time employment (at least 30 hours per week in a normal capacity and, in particular, not been hospitalized or absent from work due to illness or accident for more than 5 consecutive working days)? ..................................[ ] Yes [ ] No
     (If No, give details below.)

 2.  Was the Proposed Insured actively at work on the date this consent form was signed? ...................................[ ] Yes  [ ] No

 3.  Has the Proposed Insured used any tobacco products within the last 12 months? ........................................[ ] Yes  [ ] No

 4.  Details  __________________________________________________________________

     ___________________________________________________________________________



AGREEMENT

The information provided on this form is true, correct and complete to the best of my knowledge and belief. I agree that such statements and answers shall be part of the application for insurance or request for policy change or reinstatement, as the case may be. The Company may rely on them in acting on the application or on the request for the policy change or reinstatement.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

 _____________________________  ________  ______________________________________
 Signature of Proposed Insured    Date    Residence Address:  Number    Street

                                  ______________________________________________
                                    City                State          Zip Code

(NOTE: PLEASE PHOTOCOPY IF ADDITIONAL COPIES OF THIS FORM ARE NEEDED.)


AXA301-02                                                X00617_core (01/04) 4

CENSUS FORM TO: THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                which is hereinafter referred to as "the Company."
                (Note: Please photocopy if additional copies of this form are needed.)


Name of Owner of Policies ______________________________________________________

Census for Application Number __________________________ Dated  ________________

Proposed                                                            Initial   Initial   Periodic
Insured's               Date of   State of                          Face      Premium   Premium   Social Security   Death Benefit
Name        Job Title   Birth     Residence   Sex   Annual Salary   Amount    Payment   Payment   Number            Option A or B
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
------------------------------------------------------------------------------------------------------------------------------------

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

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.


Census Confirmed and Authorized by: ____________________________________________
                                         Signature                 Print Name

Title of Person Signing: _______________________________ Date: _________________

AXA301-03                                                X00617_core (01/04) 5

FINANCIAL PROFESSIONAL'S REPORT  (Please print in ink.)
1.   BUSINESS INSURANCE
      (1) Is the owner a member or an associated person of a member of the National Association of Securities Dealers, Inc. (NASD)?
          [ ] Yes  [ ] No

      (2) Persons authorized to transact business on behalf of Owner:

          Name:_____________________________ Title:_____________________________

          Name:_____________________________ Title:_____________________________

          Name:_____________________________ Title:_____________________________

      (3) Total Assets (as of last fiscal quarter): $ __________________________
          If the answer to Question 3 above is less than $50 million, please answer (A) and (B) below.

          (A) NET INCOME (LAST FISCAL QUARTER): [ ]  less than $500,000
              [ ]  $501,000-2 million  [ ]  $  2 million-5 million
              [ ]  $5 million-10 million [ ]  $10 million +
          (A) NET WORTH (LAST FISCAL QUARTER): [ ] less than 0 [ ] $0-500,000 [ ] $501,000-2 million [ ] $2 million-5 million
              [ ]  $5 million-10 million [ ]  10 million +

      (4) PURPOSE  [ ]  Key Person  [ ]  Buy-Out Funding  [ ]  Deferred Comp.
          [ ]  Salary Continuation  [ ]  Executive Bonus  [ ]  Overhead Expense
          [ ]  Qualified Retirement Plan  [ ]  Investment/Savings
          [ ]  401(k) Plan  [ ]  125 Cafeteria Plan  [ ]  (Other)

      (5) TYPE OF BUSINESS  [ ]  Manufacturing  [ ]  Wholesale
          [ ]  Transportation  [ ]  Agriculture  [ ]  Construction  [ ]  Service
          [ ]  Professional Service  [ ]  Mining  [ ]  Retail
          [ ]  Financial, Real Estate  [ ]  Insurance  [ ]  (Other)

      (6) NO. OF EMPLOYEES  [ ]  10-24  [ ]  25-49  [ ]  50-99  [ ]  100-499
          [ ]  500+


2. REMARKS/OTHER PERTINENT INFORMATION  [ ]  Concurrent Application
   [ ]  GI OFFER# _____________________________
                  (this # is provided in the GI Offer Letter)

Did you (i) verify the identity of the Policyowner by reviewing certified articles of incorporation, a business license, a partnership agreement or a trust instrument, and (ii) determine the customer's source of funds?
Yes __________ (If no, sales associate must contact Branch Controls Person.)

Did you confirm that the Proposed Insured responded to the question on the Consent to Insurance Form pertaining to foreign military, government, or political affilliation. Yes __________ (If no, sales associate must contact Branch Controls person.)


3. COMPENSATION:
   Choose one of the two options below:
   (A) [ ] Premium Based Compensation
   (B) [ ] Asset Based Compensation*

   If neither a. nor b. is checked, the default compensation will be b. (Asset Based Compensation).
   * Available only for Incentive Life and Incentive Life COLI.
   Note: Only Asset Based Compensation is available for IL COLI '04

4.

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                                                                          NMD TO CHECK
----------------------------------------------------------------------------------------------
                                                                       4                5
                                              FINANCIAL          [DO NOT PREPAY    [PREPAY OR
                                    LAST    PROFESSIONAL          OR ANNUALIZE     ANNUALIZE
FINANCIAL PROFESSIONAL(S) NAME(S)   INIT.      NUMBER       %     COMMISSIONS]    COMMISSIONS]
----------------------------------------------------------------------------------------------
Service Financial Professional                | | | | |
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                                              | | | | |
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                                              | | | | |
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                                              | | | | |
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                                              | | | | |
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                                              | | | | |
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

5.   Will any existing insurance or annuity be replaced or changed (or has it been) assuming the insurance applied for will be issued?.....[ ] Yes [ ] No

6. I certify that I have asked and recorded completely and accurately the answers to all questions on the Application for Guaranteed Issue Life Insurance and I know of nothing that has not been recorded herein.


Registered Representative's Signature _________________________ Date ___________


Print Name __________________________________________________________


 OFFICE USE
 NOC Rec'd

___________



AXAFP-301-01                                             X00617_core (01/04) 6